================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 5, 2001


================================================================================


     Exact Name of Registrant             Commission       I.R.S. Employer
     as Specified in Its Charter          File Number      Identification No.
     ---------------------------          -----------      ------------------

     Hawaiian Electric Industries, Inc.      1-8503             99-0208097


================================================================================


                                 State of Hawaii
            --------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
        ----------------------------------------------------------------
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (808) 543-5662



                                      None
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


================================================================================

Item 5. Other Events

Income statements adjusted/restated for the discontinued international power
--------------------------------------------------------------------------------
segment
-------

In order to provide further financial information concerning the discontinuance of Hawaiian Electric Industries, Inc.'s international power segment, the following prior period income statements (for the quarters ended March 31, June 30 and September 30, 2001 and 2000; the quarter ended December 31, 2000; the nine months ended September 30, 2001; and the year ended December 31, 2000) have been adjusted/restated to reflect the discontinuation of the international power segment as required by accounting principles generally accepted in the United States of America.

This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in HEI's Annual Report on SEC Form 10-K for the year ended December 31, 2000 and the consolidated financial statements and the notes thereto in HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001.

Results of operations for interim periods are not necessarily indicative of results to be expected for future interim periods or the full year.

                                                                                                                       Nine months
                                                                                            Quarters ended                ended
                                                                  -----------------------------------------------
(in thousands,                                                      March 31,          June 30,     September 30,     September 30,
   except per share amounts)                                             2001              2001              2001              2001
-----------------------------------------------------------------------------------------------------------------------------------
Revenues
Electric utility                                                  $   318,423       $   313,651       $   341,386       $   973,460
Bank                                                                  115,754           112,250           108,034           336,038
Other                                                                    (840)            1,438            (2,128)           (1,530)
                                                                  -----------------------------------------------------------------
                                                                      433,337           427,339           447,292         1,307,968
                                                                  -----------------------------------------------------------------
Expenses
Electric utility                                                      270,413           263,623           287,064           821,100
Bank                                                                   95,605            94,678            88,546           278,829
Other                                                                   2,385             4,338             2,631             9,354
                                                                  -----------------------------------------------------------------
                                                                      368,403           362,639           378,241         1,109,283
                                                                  -----------------------------------------------------------------
Operating income (loss)
Electric utility                                                       48,010            50,028            54,322           152,360
Bank                                                                   20,149            17,572            19,488            57,209
Other                                                                  (3,225)           (2,900)           (4,759)          (10,884)
                                                                  -----------------------------------------------------------------
                                                                       64,934            64,700            69,051           198,685
                                                                  -----------------------------------------------------------------
Interest expense--
    other than bank                                                   (19,585)          (19,939)          (19,937)          (59,461)
Allowance for borrowed funds
    used during construction                                              676               511               524             1,711
Preferred stock dividends of subsidiaries                                (502)             (501)             (501)           (1,504)
Preferred securities distributions of
    trust subsidiaries                                                 (4,009)           (4,009)           (4,008)          (12,026)
Allowance for equity funds
    used during construction                                            1,265               955               998             3,218
                                                                  -----------------------------------------------------------------
Income from continuing operations
    before income taxes                                                42,779            41,717            46,127           130,623
Income taxes                                                           15,015            15,605            17,461            48,081
                                                                  -----------------------------------------------------------------
Income from continuing operations                                      27,764            26,112            28,666            82,542
Discontinued operations, net of income taxes
    Loss from operations                                                  (19)             (524)             (711)           (1,254)
    Net loss on disposals                                                   -                 -           (20,821)          (20,821)
                                                                  -----------------------------------------------------------------
Loss from discontinued operations                                         (19)             (524)          (21,532)          (22,075)
                                                                  -----------------------------------------------------------------
Net income                                                        $    27,745       $    25,588       $     7,134       $    60,467
                                                                  =================================================================

Per common share
    Basic earnings (loss)
        Continuing operations                                     $      0.84       $      0.78       $      0.85       $      2.47
        Discontinued operations                                             -             (0.02)            (0.64)            (0.66)
                                                                  -----------------------------------------------------------------
                                                                  $      0.84       $      0.76       $      0.21       $      1.81
                                                                  =================================================================
    Diluted earnings (loss)
        Continuing operations                                     $      0.83       $      0.78       $      0.84       $      2.46
        Discontinued operations                                             -             (0.02)            (0.63)            (0.66)
                                                                  -----------------------------------------------------------------
                                                                  $      0.83       $      0.76       $      0.21       $      1.80
                                                                  =================================================================
Weighted-average number of
    common shares outstanding                                          33,159            33,481            33,716            33,454
                                                                  =================================================================
Adjusted weighted-average shares                                       33,312            33,646            33,925            33,634
                                                                  =================================================================

Income (loss) from continuing operations by segment
    Electric utility                                              $    21,425       $    22,716       $    25,695       $    69,836
    Bank                                                               11,875            10,207            11,072            33,154
    Other                                                              (5,536)           (6,811)           (8,101)          (20,448)
                                                                  -----------------------------------------------------------------
Income from continuing operations                                 $    27,764       $    26,112       $    28,666       $    82,542
                                                                  =================================================================

Hawaiian Electric Industries, Inc. and subsidiaries
Income Statement
(Unaudited)

                                                                          Quarters ended                                Year ended
                                                      -----------------------------------------------------------
(in thousands,                                        March 31,      June 30,     September 30,      December 31,     December 31,
    except per share amounts)                              2000          2000              2000              2000             2000
-----------------------------------------------------------------------------------------------------------------------------------
Revenues
Electric utility                                      $ 289,405     $ 307,845     $     337,324      $    342,596      $ 1,277,170
Bank                                                    110,267       108,699           114,300           117,616          450,882
Other                                                       740           755               383             2,381            4,259
                                                      -----------------------------------------------------------------------------
                                                        400,412       417,299           452,007           462,593        1,732,311
                                                      -----------------------------------------------------------------------------
Expenses
Electric utility                                        237,775       256,230           284,031           306,043        1,084,079
Bank                                                     91,077        92,384            97,321           100,059          380,841
Other                                                     2,726         2,973             1,011             3,148            9,858
                                                      -----------------------------------------------------------------------------
                                                        331,578       351,587           382,363           409,250        1,474,778
                                                      -----------------------------------------------------------------------------
Operating income (loss)
Electric utility                                         51,630        51,615            53,293            36,553          193,091
Bank                                                     19,190        16,315            16,979            17,557           70,041
Other                                                    (1,986)       (2,218)             (628)             (767)          (5,599)
                                                      -----------------------------------------------------------------------------
                                                         68,834        65,712            69,644            53,343          257,533
                                                      -----------------------------------------------------------------------------
Interest expense--
    other than bank                                     (18,863)      (19,882)          (18,842)          (19,711)         (77,298)
Allowance for borrowed funds
    used during construction                                691           722               807               702            2,922
Preferred stock dividends of subsidiaries                  (498)         (506)             (501)             (502)          (2,007)
Preferred securities distributions of
    trust subsidiaries                                   (4,009)       (4,009)           (4,008)           (4,009)         (16,035)
Allowance for equity funds
    used during construction                              1,269         1,328             1,505             1,278            5,380
                                                      -----------------------------------------------------------------------------
Income from continuing operations
    before income taxes                                  47,424        43,365            48,605            31,101          170,495
Income taxes                                             17,790        16,278            17,404             9,687           61,159
                                                      -----------------------------------------------------------------------------
Income from continuing operations                        29,634        27,087            31,201            21,414          109,336
Discontinued operations, net of income taxes
    Loss from operations                                   (658)       (7,991)           (9,152)          (45,791)         (63,592)
    Net loss on disposals                                     -             -                 -                 -                -
                                                      -----------------------------------------------------------------------------
Loss from discontinued operations                          (658)       (7,991)           (9,152)          (45,791)         (63,592)
                                                      -----------------------------------------------------------------------------
Net income                                            $  28,976     $  19,096     $      22,049      $    (24,377)     $    45,744
                                                      =============================================================================

Per common share
    Basic earnings (loss)
        Continuing operations                         $    0.92     $    0.84     $        0.96      $       0.65      $      3.36
        Discontinued operations                           (0.02)        (0.25)            (0.28)            (1.39)           (1.95)
                                                      -----------------------------------------------------------------------------
                                                      $    0.90     $    0.59     $        0.68      $      (0.74)     $      1.41
                                                      =============================================================================
    Diluted earnings (loss)
        Continuing operations                         $    0.92     $    0.84     $        0.95      $       0.65      $      3.35
        Discontinued operations                           (0.02)        (0.25)            (0.28)            (1.39)           (1.95)
                                                      -----------------------------------------------------------------------------
                                                      $    0.90     $    0.59     $        0.67      $      (0.74)     $      1.40
                                                      =============================================================================
Weighted-average number of
    common shares outstanding                            32,266        32,403            32,642            32,864           32,545
                                                      =============================================================================
Adjusted weighted-average shares                         32,372        32,542            32,777            33,013           32,687
                                                      =============================================================================

Income (loss) from continuing operations by segment
    Electric utility                                  $  23,725     $  24,014     $      25,020      $     14,527      $    87,286
    Bank                                                 11,221         9,396             9,815            10,198           40,630
    Other                                                (5,312)       (6,323)           (3,634)           (3,311)         (18,580)
                                                      -----------------------------------------------------------------------------
Income from continuing operations                     $  29,634     $  27,087     $      31,201      $     21,414      $   109,336
                                                      =============================================================================

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAWAIIAN ELECTRIC INDUSTRIES, INC.
                                                              (Registrant)


                                        /s/ Robert F. Mougeot
                                        ----------------------------------------
                                        Robert F. Mougeot
                                        Financial Vice President, Treasurer
                                             and Chief Financial Officer
                                        (Principal Financial Officer)

                                        Date:  November 5, 2001